SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement. Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Sec. 240.14a-12.

BlackRock Bond Allocation Target Shares	BlackRock Funds II
Series C Portfolio	Total Return Portfolio
Series M Portfolio	Total Return Portfolio II
Series S Portfolio	Delaware Municipal Bond Portfolio
BlackRock Value Opportunities Fund, Inc.	Enhanced Income Portfolio
BlackRock Basic Value Fund, Inc.	AMT-Free Municipal Bond Portfolio
BlackRock Natural Resources Trust	GNMA Portfolio
BlackRock Global Growth Fund, Inc.	Government Income Portfolio
BlackRock Balanced Capital Fund, Inc.	High Yield Bond Portfolio
BlackRock Global SmallCap Fund, Inc.	Intermediate Bond Portfolio II
BlackRock Bond Fund, Inc.	Prepared Portfolio 2010
BlackRock Bond Fund	Prepared Portfolio 2015
BlackRock High Income Fund	Prepared Portfolio 2020
BlackRock Municipal Bond Fund, Inc.	Prepared Portfolio 2025
BlackRock Municipal Insured Fund	Prepared Portfolio 2030
BlackRock National Municipal Fund	Prepared Portfolio 2035
BlackRock Short-Term Municipal Fund	Prepared Portfolio 2040
BlackRock High Yield Municipal Fund	Prepared Portfolio 2045
BlackRock Equity Dividend Fund	Prepared Portfolio 2050
BlackRock Global Allocation Fund, Inc.	Intermediate Government Bond Portfolio
BlackRock EuroFund	International Bond Portfolio
BlackRock Municipal Series Trust	Inflation Protected Bond Portfolio
BlackRock Intermediate Municipal Fund	Kentucky Municipal Bond Portfolio
BlackRock Global Dynamic Equity Fund	Low Duration Bond Portfolio
BlackRock Utilities and Telecommunications Fund, Inc.	Managed Income Portfolio
BlackRock Mid Cap Value Opportunities Series, Inc.	Ohio Municipal Bond Portfolio
BlackRock Mid Cap Value Opportunities Fund	BlackRock Strategic Portfolio I
Managed Account Series	Conservative Prepared Portfolio
High Income Portfolio	Moderate Prepared Portfolio
US Mortgage Portfolio	Growth Prepared Portfolio
Global SmallCap Portfolio	Aggressive Growth Prepared Portfolio
Mid Cap Value Opportunities Portfolio	BlackRock Short Term Bond Series, Inc.
BlackRock Variable Series Funds, Inc.	BlackRock Short Term Bond Fund
BlackRock Balanced Capital V.I. Fund	BlackRock Focus Value Fund, Inc.
BlackRock Basic Value V.I. Fund	BlackRock Multi-State Municipal Series Trust
BlackRock Bond V.I. Fund	BlackRock Florida Municipal Bond Fund
BlackRock Fundamental Growth V.I. Fund	BlackRock New Jersey Municipal Bond Fund
BlackRock Global Growth V.I. Fund	BlackRock New York Municipal Bond Fund
BlackRock S&P 500 Index V.I. Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Large Cap Core V.I. Fund	BlackRock Fundamental Growth Fund, Inc.
BlackRock Large Cap Growth V.I. Fund	BlackRock California Municipal Series Trust
BlackRock Large Cap Value V.I. Fund	BlackRock California Insured Municipal Bond Fund
BlackRock Global Allocation V.I. Fund	BlackRock Focus Twenty Fund, Inc.
BlackRock Utilities and Telecommunications V.I. Fund	BlackRock World Income Fund, Inc.
BlackRock Value Opportunities V.I. Fund	BlackRock International Value Trust
BlackRock International Value V.I. Fund	BlackRock International Value Fund
BlackRock Government Income V.I. Fund	Master Value Opportunities LLC
BlackRock High Income V.I. Fund	Master Basic Value LLC
BlackRock Money Market V.I. Fund	Master Focus Twenty LLC
FDP Series, Inc.	Short-Term Bond Master LLC
Franklin Templeton Total Return FDP Fund	Short-Term Bond Master Portfolio
Marsico Growth FDP Fund	Master Commodity Strategies LLC
MFS Research International FDP Fund	Master Bond LLC
Van Kampen Value FDP Fund	Master Bond Portfolio
BlackRock Commodity Strategies Fund	BlackRock Series Fund, Inc.
The GNMA Fund Investment Accumulation Program, Inc.	BlackRock Balanced Capital Portfolio

BlackRock Principal Protected Trust	BlackRock Bond Portfolio
BlackRock Fundamental Growth Principal Protected Fund	BlackRock Fundamental Growth Portfolio
BlackRock Basic Value Principal Protected Fund	BlackRock Global Allocation Portfolio
BlackRock Core Principal Protected Fund	BlackRock Government Income Portfolio
BlackRock FundsSM	BlackRock High Income Portfolio
Asset Allocation Portfolio	BlackRock Money Market Portfolio
All-Cap Global Resources Portfolio	BlackRock Large Cap Core Portfolio
Aurora Portfolio	Merrill Lynch U.S. Treasury Money Fund
Investment Trust	BlackRock Index Funds, Inc.
Exchange Portfolio	BlackRock International Index Fund
Global Opportunities Portfolio	BlackRock S&P 500 Index Fund
Global Resources Portfolio	BlackRock Small Cap Index Fund
Global Science & Technology Opportunities Portfolio	Merrill Lynch Ready Assets Trust
Health Sciences Opportunities Portfolio	BlackRock Healthcare Fund, Inc.
International Opportunities Portfolio	BlackRock Global Technology Fund, Inc.
Capital Appreciation Portfolio	CMA Money Fund
Mid-Cap Growth Equity Portfolio	CMA Government Securities Fund
Mid-Cap Value Equity Portfolio	CMA Tax-Exempt Fund
Small Cap Growth Equity Portfolio	CMA Treasury Fund
Small Cap Core Equity Portfolio	WCMA Government Securities Fund
Small Cap Value Equity Portfolio	WCMA Money Fund
Small/Mid-Cap Growth Portfolio	WCMA Tax-Exempt Fund
U.S. Opportunities Portfolio	WCMA Treasury Fund
Index Equity Portfolio	BlackRock Developing Capital Markets Fund, Inc.
Money Market Portfolio	BlackRock Latin America Fund, Inc.
Municipal Money Market Portfolio	BlackRock Pacific Fund, Inc.
U.S. Treasury Money Market Portfolio	BlackRock Global Financial Services Fund, Inc.
North Carolina Municipal Money Market Portfolio	BlackRock Large Cap Series Funds, Inc.
New Jersey Municipal Money Market Portfolio	BlackRock Large Cap Core Fund
Ohio Municipal Money Market Portfolio	BlackRock Large Cap Growth Fund
Pennsylvania Municipal Money Market Portfolio	BlackRock Large Cap Value Fund
Virginia Municipal Money Market Portfolio	Merrill Lynch Retirement Series Trust
Merrill Lynch U.S.A. Government Reserves	Merrill Lynch Retirement Reserves Money Fund
BlackRock Series, Inc.	Merrill Lynch Funds For Institutions Series
BlackRock International Fund	Merrill Lynch Government Fund
BlackRock Small Cap Growth Fund II	Merrill Lynch Treasury Fund
BlackRock Financial Institution Series Trust	Merrill Lynch Institutional Fund
BlackRock Summit Cash Reserves Fund	Merrill Lynch Premier Institutional Fund
CMA Multi-State Municipal Series Trust	Merrill Lynch Institutional Tax-Exempt Fund
CMA Arizona Municipal Money Fund	Global Financial Services Master LLC
CMA California Municipal Money Fund	Master Large Cap Series LLC
CMA Connecticut Municipal Money Fund	Master Large Cap Core Portfolio
CMA Florida Municipal Money Fund	Master Large Cap Growth Portfolio
CMA Massachusetts Municipal Money Fund	Master Large Cap Value Portfolio
CMA Michigan Municipal Money Fund	Master Institutional Money Market LLC
CMA New Jersey Municipal Money Fund	Merrill Lynch Premier Institutional Portfolio
CMA New York Municipal Money Fund	Merrill Lynch Institutional Portfolio
CMA North Carolina Municipal Money Fund	Merrill Lynch Institutional Tax-Exempt Portfolio
CMA Ohio Municipal Money Fund	BlackRock Master LLC
CMA Pennsylvania Municipal Money Fund	BlackRock Master Small Cap Growth Portfolio
BlackRock Master International Portfolio
Master Treasury LLC
Master Tax-Exempt LLC
Master Government Securities LLC
Master Money LLC

Quantitative Master Series LLC
Master Enhanced Small Cap Series
Master Core Bond Enhanced Index Series
Master Enhanced International Series
Master Enhanced S&P 500 Series
Master Extended Market Index Series
Master International Index Series
Master Mid Cap Index Series
Master S&P 500 Index Series
Master Small Cap Index Series

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 8/23/07 or 9/7/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view: Proxy Statement/Proxy Card

To view this material, have the 12-digit Control #’(s) available and visit: www.investoreconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 8/15/07 for the 8/23/07 meeting and on or before 8/29/07 for the 9/7/07 meeting.

To request material:	Internet: www.investoreconnect.com	Telephone: 1-800-579-1639	**Email: sendmaterial@investoreconnect.com

**	If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.

No other requests, instructions or other inquiries should be included with your e-mail requesting material, however, as they will not be processed or forwarded.

BLACKROCK FUNDS
View Materials Online To view your proxy materials online, go to WWW.INVESTORECONNECT.COM . Have the 12-digit control #’(s) available when you access the website and follow the instructions.
BLACKROCK-ADVISED FUNDS 100 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

For a list of Funds and their respective meeting date, please refer to the Proxy Statement.

BLACKROCK FUNDS

The Meeting for holders as of 6/25/07 is to be held on 8/23/07 at 1:00 p.m. EDT or 9/7/07 at 3:00 p.m. EDT.

at:	BlackRock, Inc.

11th Floor

Park Avenue Plaza

55 East 52nd Street

New York, NY 10022

Voting items

The Board Members responsible for your fund recommend that you vote “For” the proposal.

1.	Election of Board A Nominees.

01)	James H. Bodurtha	06)	Laurence D. Fink	11)	Roberta Cooper Ramo
02)	Bruce R. Bond	07)	Kenneth A. Froot	12)	Jean Margo Reid
03)	Donald W. Burton	08)	Henry Gabbay	13)	David H. Walsh
04)	Richard S. Davis	09)	Robert M. Hernandez	14)	Fred G. Weiss
05)	Stuart E. Eizenstat	10)	John F. O’Brien	15)	Richard R. West

2.	Not applicable.

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Voting items

The Board Members responsible for your fund recommend that you vote “For” each of the proposals.

1.	Election of Board A Nominees.

01)	James H. Bodurtha	06)	Laurence D. Fink	11)	Roberta Cooper Ramo
02)	Bruce R. Bond	07)	Kenneth A. Froot	12)	Jean Margo Reid
03)	Donald W. Burton	08)	Henry Gabbay	13)	David H. Walsh
04)	Richard S. Davis	09)	Robert M. Hernandez	14)	Fred G. Weiss
05)	Stuart E. Eizenstat	10)	John F. O’Brien	15)	Richard R. West

2.	To approve a change in the investment objective.

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Voting items

The Board Members responsible for your fund recommend that you vote “For” the proposal.

1.	Election of Board B Nominees.

01)	David O. Beim	06)	Rodney D. Johnson	11)	Toby Rosenblatt
02)	Richard S. Davis	07)	Herbert I. London	12)	Kenneth L. Urish
03)	Ronald W. Forbes	08)	Cynthia A. Montgomery	13)	Frederick W. Winter
04)	Henry Gabbay	09)	Joseph P. Platt. Jr.
05)	Dr. Matina Horner	10)	Robert C. Robb, Jr.

2.	Not applicable.

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.